                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            MARSH SUPERMARKETS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

    ----------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                  (MARSH LOGO)

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 7, 2001

TO THE SHAREHOLDERS OF
MARSH SUPERMARKETS, INC.

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Marsh Supermarkets, Inc. (the "Corporation") will be held at the principal executive offices of the Corporation, 9800 Crosspoint Boulevard, Indianapolis, Indiana, on Tuesday, August 7, 2001, at 10:00 A.M. (Eastern Standard Time), for the following purposes:

          1. To elect three directors for terms of three years each and until their successors are duly elected and qualified;

          2. To approve an amendment to the Marsh Supermarkets, Inc. 1998 Stock Incentive Plan; and

          3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on Friday, June 1, 2001, as the record date for determining the shareholders entitled to notice of, and to vote at, the meeting and at any adjournment thereof.

     You are cordially invited to attend this meeting. Whether or not you expect to attend the meeting, we encourage you to vote your shares by dating and signing the enclosed proxy and returning it as promptly as possible in the accompanying postage prepaid envelope.

     By order of the Board of Directors.

                                          MARSH SUPERMARKETS, INC.

                                          By:  /s/ P. LAWRENCE BUTT
                                             -----------------------------------
                                             P. Lawrence Butt, Secretary

Indianapolis, Indiana
June 28, 2001

                            MARSH SUPERMARKETS, INC.
                           9800 CROSSPOINT BOULEVARD
                        INDIANAPOLIS, INDIANA 46256-3350

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                 AUGUST 7, 2001

     This Proxy Statement and the accompanying proxy are being mailed to shareholders of Marsh Supermarkets, Inc. (the "Corporation") in connection with the solicitation of the enclosed proxy by and on behalf of the Board of Directors of the Corporation for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held pursuant to the accompanying Notice of Annual Meeting, and at any adjournment of such meeting. This Proxy Statement and the accompanying proxy are being first mailed to shareholders on or about June 28, 2001.

                               VOTING SECURITIES

     At June 1, 2001, the Corporation had outstanding 3,884,208 shares of Class A Common Stock and 4,137,404 shares of Class B Common Stock (collectively, the "Common Stock"). Each share of Class A Common Stock entitles its owner to one vote upon each matter to come before the Annual Meeting. Shares of Class B Common Stock are non-voting with respect to the matters to come before the Annual Meeting. Only Class A Common Stock shareholders of record at the close of business on June 1, 2001, will be entitled to vote at the Annual Meeting and at any adjournment thereof.

                   PROXY, VOTING AND METHOD OF COUNTING VOTES

     When the enclosed proxy is properly executed and returned, the shares it represents will be voted at the Annual Meeting and at any adjournment thereof as directed by the shareholder executing the proxy, unless it is revoked earlier. If a proxy is signed and returned, but no directions are given on the proxy with respect to any particular matter to be acted upon at the Annual Meeting, the shares represented by the proxy will be voted in favor of such matter. Shares represented by proxies which are marked "withhold authority" with respect to the election of directors will be considered only for the purpose of determining the presence of a quorum at the meeting, but will neither be counted nor have any effect on the vote with respect to such matter. Shares beneficially owned by persons who do not provide voting instructions on a matter before the Annual Meeting with respect to which a broker is prohibited from exercising discretionary authority will be deemed present at the meeting for quorum purposes, but will not be included in the vote total with respect to such matter. Brokers are not prohibited from exercising discretionary authority with respect to the election of directors except to the extent they receive instructions to the contrary from their clients at least ten days prior to the Annual Meeting. Brokers are prohibited from exercising discretionary authority with respect to the proposal to approve an amendment to the Marsh Supermarkets, Inc. 1998 Stock Incentive Plan (the "1998 Plan"). Broker non-votes will be counted as present for purposes of determining whether there is a quorum at the Annual Meeting, but will have no effect on the proposal to approve the amendment to the 1998 Plan. Any shareholder executing and delivering a proxy has the right to revoke it at any time before the authority granted thereby is exercised by the due execution of another proxy bearing a later date or by written notice to the

Secretary of the Corporation. Shareholders who are present in person at the Annual Meeting may revoke their proxy and vote in person if they so desire.

                            SOLICITATION OF PROXIES

     This solicitation of proxies is being made by the Board of Directors of the Corporation, and the expenses thereof will be borne by the Corporation. The principal solicitation is being made by mail; however, additional solicitations may be made by telephone, telegraph, telecopier or personal interview by officers of the Corporation, who will not be additionally compensated therefor, and by D. F. King & Co., Inc., which has been engaged to distribute proxies and solicit votes for a fee estimated not to exceed $3,000, plus reimbursement of out-of-pocket expenses. The Corporation expects to reimburse brokerage houses, banks and other fiduciaries for reasonable expenses of forwarding proxy material to beneficial owners of the Common Stock.

                       PROPOSAL 1: ELECTION OF DIRECTORS

     The Corporation's Board of Directors consists of ten members, each of whom is elected to serve for a term of three years. Three directors will be elected at the Annual Meeting to serve until the Annual Shareholders Meeting in 2004 and until their successors are duly elected and qualified. Proxies representing shares of Class A Common Stock held on the record date for the Annual Meeting which are returned duly executed will be voted, unless otherwise specified, in favor of the three nominees for the Board of Directors named below. All such nominees are members of the present Board of Directors and were elected at the 1998 Annual Shareholders Meeting. All nominees have consented to serve if elected, but should any nominee be unavailable to serve (which event is not anticipated), the persons named in the proxy intend to vote for such substitute nominee as the Board of Directors may recommend. The nominees shall be elected by a plurality of the votes cast in the election by the holders of the Class A Common Stock represented and entitled to vote at the Annual Meeting, assuming the existence of a quorum.

     Biographical and other information for each nominee and for each incumbent director is set forth below:

              NAME, AGE, PRINCIPAL OCCUPATION                 DIRECTOR
                  AND BUSINESS EXPERIENCE                      SINCE
              -------------------------------                 --------

     NOMINEES FOR DIRECTOR TO SERVE UNTIL THE 2004 ANNUAL
     MEETING:

GARNET R. MARSH, 90.........................................    1977
  Widow of Ermal W. Marsh, founder of the Corporation;
  mother of Don E. Marsh and William L. Marsh.

CATHERINE A. LANGHAM, 43....................................    1998
  President, Future Enterprises, Inc., Indianapolis, Indiana
  (an expedited transport services, warehousing and
  distribution company). See Note (1).

K. CLAY SMITH, 63...........................................    1989
  President and Chief Executive Officer, Underwood Machinery
  Transport Company, Inc., Indianapolis, Indiana (a heavy
  equipment transport company). See Notes (1), (2) and (4).

              NAME, AGE, PRINCIPAL OCCUPATION                 DIRECTOR
                  AND BUSINESS EXPERIENCE                      SINCE
              -------------------------------                 --------

     INCUMBENT DIRECTORS ELECTED TO SERVE UNTIL THE 2002
     ANNUAL MEETING:

CHARLES R. CLARK, 67........................................    1978
  Partner, Beasley Gilkison Retherford Buckles & Clark,
  Attorneys at Law, Muncie, Indiana. See Note (1).

JAMES K. RISK, III, 59......................................    1986
  President and Chief Executive Officer, Kirby Risk
  Corporation, Lafayette, Indiana (a wholesale electrical
  equipment distributor); director, Lafayette Life Insurance
  Company, Lafayette, Indiana (an insurance company). See
  Note (3).

J. MICHAEL BLAKLEY, 60......................................    1996
  President and Chief Executive Officer, The Blakley
  Corporation, Indianapolis, Indiana (a building trade
  contractor specializing in interior and exterior building
  finishes). See Note (3).

P. LAWRENCE BUTT, 59........................................    1999
  Senior Vice President, Counsel and Secretary of the
  Corporation.

     INCUMBENT DIRECTORS ELECTED TO SERVE UNTIL THE 2003
     ANNUAL MEETING:

DON E. MARSH, 63............................................    1959
  Chairman of the Board, President and Chief Executive
  Officer of the Corporation; son of Garnet R. Marsh and
  brother of William L. Marsh; director, National City Bank,
  Indiana, Indianapolis, Indiana. See Note (2).

WILLIAM L. MARSH, 57........................................    1991
  Senior Vice President-Property Management of the
  Corporation; son of Garnet R. Marsh and brother of Don E.
  Marsh.

STEPHEN M. HUSE, 58.........................................    1985
  President and Chief Executive Officer, Huse, Incorporated,
  Bloomington, Indiana (a retail restaurant management
  company); director, KeyBank, Indiana, Indianapolis,
  Indiana. See Notes (2), (3) and (4).

---------------

(1) Member of Audit Committee.
(2) Member of Executive Committee.
(3) Member of Compensation Committee.
(4) Member of Stock Award Committee.

COMMITTEES OF THE BOARD

     The Board of Directors has standing Executive, Audit, Compensation and Stock Award committees, membership in which is indicated in the preceding table, but does not have a nominating committee. The Executive Committee is empowered to exercise authority over the affairs of the Corporation during intervals between meetings of the Board of Directors.

     The Audit Committee, comprised solely of directors who are "independent" (as defined in Rule 4200(a)(15) of the National Association of Securities Dealers, Inc. listing standards), reviews the programs of the independent auditors, the results of their audits, and the adequacy of the Corporation's systems of internal accounting and financial controls, and accounting practices.

     The Compensation Committee, comprised entirely of directors who are not employees of the Corporation, reviews and approves the compensation policies and actions affecting management's employment and severance arrangements, benefits awarded under certain of the Corporation's incentive plans, such as the Management Incentive Plan, and determines participation in the Supplemental Retirement Plans. The Stock Award Committee, comprised entirely of directors who are intended to be "Non-Employee Directors" for purposes of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder and "outside directors" for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, and the tax regulations promulgated thereunder, reviews and approves awards under the Marsh Supermarkets, Inc. 1998 Stock Incentive Plan.

     During fiscal year 2001, the Board of Directors held four meetings, the Audit and Executive committees each held two meetings, the Compensation Committee held three meetings, and the Stock Award Committee did not meet. All directors, other than Garnet R. Marsh, attended at least 75% of the aggregate of Board and committee meetings of which they were members during the fiscal year.

COMPENSATION OF DIRECTORS

     Each member of the Board of Directors who was not an employee of the Corporation or any subsidiary or affiliated company in which the Corporation has a direct or indirect ownership interest (an "Outside Director") received an annual retainer of $30,000 during the fiscal year. The Chairman of each standing committee of the Board of Directors who was an Outside Director also received an additional annual fee of $5,000 for serving in that capacity. A director may elect to have all or a portion of the foregoing fees deferred under a deferred compensation plan offered by the Corporation. In fiscal year 2001, fees paid to Outside Directors for services in all capacities aggregated $243,750.

     Each Outside Director who was serving on the Board of Directors on August 4, 1992, or who is elected to the Board of Directors thereafter, is entitled to a one-time grant of 500 shares of restricted Class B Common Stock of the Corporation under the 1992 Stock Option Plan for Outside Directors (the "1992 Stock Option Plan"). The 1992 Stock Option Plan also provides for the granting of non-qualified stock options for 1,500 shares of Class B Common Stock at an exercise price equal to the closing price of the Class B Common Stock on the date of grant upon each election of an Outside Director to the Board of Directors during the term of the 1992 Stock Option Plan, which expires in 2002.

     Under the Outside Directors' Stock Plan, each Outside Director has the opportunity to use all or any portion of the fees paid by the Corporation for services as a director to purchase, at market price, shares of Class B Common Stock in lieu of cash payment of such fees. In fiscal year 2001, Outside Directors acquired an aggregate of 4,731 shares of Class B Common Stock pursuant to the Outside Directors' Stock Plan in lieu of cash payment of fees.

     Each Outside Director may, at the discretion of the Board of Directors, be granted options to purchase shares of Class B Common Stock or awarded shares of restricted Class B Common Stock pursuant to the 1999 Outside Directors' Stock Option Plan approved by the shareholders at the 1999 Annual Meeting. In fiscal year 2001, the Board of Directors granted to each Outside Director a non-qualified option to purchase 3,000 shares of Class B Common Stock under this plan at the per share closing price of the Class B Common Stock on the date of grant.

     A director who is not an Outside Director does not receive any fee for serving as a director, Chairman of the Board, or Chairman of any standing committee and is not eligible to receive grants of options or restricted stock under the 1992 Stock Option Plan or the 1999 Outside Directors' Stock Option Plan or participate in the Outside Directors' Stock Plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During fiscal year 2001, Don E. Marsh, a director and President and Chief Executive Officer of the Corporation, and P. Lawrence Butt, a director and Senior Vice President, Counsel and Secretary of the Corporation were indebted to the Corporation in the amount of $719,640 and $93,098, respectively, for the principal amount of, and accrued interest at rates not less than 6% per annum on, loans due May 28, 2002 and June 29, 2003, and October 15, 2001 and June 29, 2003, respectively. The Compensation Committee authorized the Corporation to make these loans to Messrs. Marsh and Butt, as well as loans to all other optionees under the 1980 Marsh Stock Plan and the 1987 Stock Option Plan, to fund the exercise of options granted under such plans that would have expired May 31, 1993 and October 18, 1998 and July 2, 2000, respectively.

     During fiscal year 1999, the Corporation adopted, and the shareholders approved, the Executive Stock Purchase Plan of Marsh Supermarkets, Inc. The purposes of the plan are to facilitate the purchase of issued and outstanding shares of Common Stock by officers and executives of the Corporation, to align more closely management's financial rewards with the financial rewards realized by all other shareholders of the Corporation, to increase the officer's and executive's motivation to manage the Corporation as owners, and to increase the ownership of Common Stock among management of the Corporation. Purchases of Common Stock by each participant in the plan were financed by personal bank loans guaranteed by the Corporation, which has recourse against the participants if the Corporation incurs a loss under the guarantees, in accordance with the provisions of the plan. Thirteen officers and executives participated in the plan and purchased an aggregate of 253,393 shares of Common Stock. The aggregate number of shares of Common Stock purchased under the plan and the largest amount owed on their personal bank loans as of the end of fiscal year 2001 by Messrs. Don E. Marsh, Bryja, Dougherty and Butt were: 100,000 shares and $1,581,314(1); 35,000 shares and $553,460; 25,000 shares and $395,329; and 25,000 shares and
$395,329, respectively. The Corporation also provided loans to participants for the amounts by which interest payments payable on the bank loans exceed dividends paid on the shares purchased by the participants under the plan. During the fiscal year ended Marsh 31, 2001, Messrs. Marsh, Dougherty and Butt were indebted to the Corporation in the amount of $90,309, $22,573 and $22,571, respectively, for the principal amount of, and accrued interest, on loans due December 10, 2004.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Members of the Compensation Committee who served during the last completed fiscal year are Messrs. Huse, Blakley and Risk.

     Mr. J. Michael Blakley is a director and President and Chief Executive Officer of The Blakley Corporation, a building trade contractor specializing in interior and exterior building finishes, which, as a subcontractor of the general contractors which constructed three supermarket facilities in fiscal year 2001,

---------------

(1) Excludes 25,340 shares and $399,910 associated with the participation of Arthur A. Marsh and David A. Marsh (executives of affiliates of the Corporation and sons of Mr. Don E. Marsh) in the plan.

indirectly supplied $477,039 of building finishing material to the Corporation upon terms which the Corporation believes were no less favorable than the Corporation could have obtained from unaffiliated third parties.

     Mr. James K. Risk, III, is a director and President and Chief Executive Officer of Kirby Risk Corporation, a wholesale electrical equipment distributor, from which the Corporation and its affiliates purchased, in the ordinary course of business, $343,310 of electrical supplies during fiscal year 2001 upon terms which the Corporation believes were no less favorable than it could have obtained from unaffiliated third parties.

                      PROPOSAL 2: TO APPROVE AN AMENDMENT
           TO THE MARSH SUPERMARKETS, INC. 1998 STOCK INCENTIVE PLAN

     The Marsh Supermarkets, Inc. 1998 Stock Incentive Plan (the "1998 Plan") was originally approved by the shareholders in August 1998. The 1998 Plan initially authorized for issuance 750,000 shares of either Class A Common Stock or Class B Common Stock, or any combination thereof (collectively, the "Common Stock"). At June 1, 2001, there were approximately 7,700 shares of Common Stock available for issuance under the 1998 Plan.

     The Stock Award Committee (the "Committee"), which consists entirely of Outside Directors, reviewed the Corporation's stock-based incentive compensation plans and concluded that the number of shares of Common Stock available for distribution under the 1998 Plan and the Section 162(m) Maximum (as defined herein) do not provide sufficient flexibility with respect to equity-based incentive compensation. The Committee and the Board of Directors believe that an important element of officer and key employee compensation is equity-based incentive compensation. Such compensation advances the interest of the Corporation by encouraging, and providing for, the acquisition of equity interests in the Corporation by officers and key employees, thereby providing substantial motivation for superior performance. In order to provide the Committee with additional flexibility and the ability to continue utilizing equity-based incentive compensation strategies pursuant to the 1998 Plan, which expires in 2008, the Board of Directors, upon recommendation of the Committee, adopted, subject to shareholder approval, an amendment to the 1998 Plan to (i) increase the number of shares of Common Stock authorized for issuance under the 1998 Plan from 750,000 shares to 1,500,000 shares, and (ii) increase the Section 162(m) Maximum from 75,000 shares to 100,000 shares. The Board of Directors believes that the approval of the amendment is essential to further the long-term stability and financial success of the Corporation by attracting, motivating and retaining qualified key employees through the use of stock incentives.

     The full text of the proposed amendment to the 1998 Plan (the "Amendment") is attached as Exhibit A to this Proxy Statement. If approved by the shareholders at the Annual Meeting, the Amendment will become effective immediately.

SUMMARY OF THE AMENDMENT

     The Amendment increases the number of shares of Common Stock which may be issued upon the exercise of options or for issuance of stock options, restricted stock awards, or other stock-based awards (as defined in the 1998 Plan) by 750,000 shares, or approximately 9.3% of the Common Stock outstanding as of June 1, 2001. The Amendment also increases the number of shares of Common Stock which may be awarded to any participant in the Plan whose compensation may be subject to the limitations on deductibility under Section 162(m) of the Internal Revenue Code of 1986, as amended, from 75,000 shares to 100,000 shares in any fiscal year. As amended, the 1998 Plan will continue to provide for appropriate adjustment in the number of shares in the event of a stock dividend, merger, reorganization, consolidation, stock split or other change in corporate structure affecting the Common Stock.

SUMMARY OF MATERIAL PROVISIONS OF THE 1998 PLAN

     The following is a summary of the material provisions of the 1998 Plan, as proposed to be amended:

     Shares. The 1998 Plan authorizes 1,500,000 shares of either Class A Common Stock or Class B Common Stock, or any combination thereof. These shares represent the 750,000 shares of Common Stock initially reserved for issuance under the 1998 Plan when it was adopted in 1998 and 750,000 authorized by the proposed Amendment. Shares awarded under the 1998 Plan may be composed of, in whole or in part, authorized and unissued shares or treasury shares of Class A Common Stock and Class B Common Stock. If shares subject to an option under the 1998 Plan cease to be subject to such option, if shares under the 1998 Plan are forfeited or otherwise terminate without payment being made to the participant in the form of Common Stock, or if cash is paid upon exercise of an option granted with a stock appreciation right, such shares will again be available for future distribution under the 1998 Plan.

     Participation. Awards under the 1998 Plan may be made to key employees, including officers, of the Corporation, its subsidiaries and affiliates. The 1998 Plan imposes no limit on the number of officers and other key employees to whom awards may be made, but does limit the awards to any officer of the Corporation or any other person whose compensation may be subject to certain limitations on deductibility under the federal tax laws to 100,000 shares of Common Stock in any fiscal year (the "Section 162(m) Maximum"). The 1998 Plan also limits the number of shares of restricted stock which may be granted to 40% of the shares authorized for the 1998 Plan.

     Administration. The 1998 Plan is administered by a committee of not less than two disinterested individuals appointed by the Board of Directors. The 1998 Plan is currently administered by the Stock Award Committee (the "Committee"), which is comprised of two Non-Employee Directors.

     Awards under the 1998 Plan. The Committee has the authority to grant the following types of awards under the 1998 Plan: (1) stock options; (2) restricted stock; and/or (3) other stock-based awards.

          1. Stock Options. Incentive stock options ("ISO") and non-qualified stock options may be granted for such number of shares as the Committee may determine, subject to the per person limitation on awards, and may be granted alone or in conjunction with, or in tandem with, other awards under the 1998 Plan and/or cash awards outside the 1998 Plan.

          A stock option will be exercisable at such times and subject to such terms and conditions as the Committee will determine. The grantee may exercise a stock option over a term to be determined by the Committee, which term shall be no more than ten years after the date of grant. The option price for any ISO will not be less than 100% (110% in the case of certain 10% shareholders) of the fair market value of the Common Stock as of the date of grant and for any non-qualified stock option will not be less than 85% of the fair market value as of the date of grant. Payment of the option price in the case of an ISO may be made in cash, or, as determined by the Committee, in unrestricted Common Stock having a fair market value equal to the option price. For non-qualified stock options, the Committee may provide that payment may also be made in the form of restricted or deferred stock.

          Upon termination of an employee's employment for cause, such employee's stock options will terminate immediately. If employment is involuntarily terminated without cause, unless otherwise determined by the Committee, at or (except in the case of an ISO) after the date of grant, any stock options then held by the employee will be exercisable for three months following termination or until the end of the option period, whichever is shorter. On the disability or retirement (as defined in the 1998 Plan) of an employee, stock options will be exercisable within the lesser of the remainder of the option period or three years from the date of disability or retirement. Upon the death of an employee, the employee's stock options will be exercisable by the deceased employee's representative within the lesser of the remainder of the option period or one year from the date of the employee's death. Unless otherwise determined by the Committee, only options which are exercisable on the date of termination, death, disability or retirement may be subsequently exercised.

          Non-qualified stock options may not be transferred without the prior written consent of the Committee other than (i) transfers by the optionee to a member of his or her immediate family or a trust for the benefit of the optionee or a member of his or her immediate family, or (ii) transfers by will or the laws of descent and distribution. ISO's are transferable only by the laws of descent and distribution.

          2. Restricted Stock. Restricted stock may be granted alone, in conjunction with, or in tandem with, other awards under the 1998 Plan and/or cash awards outside the 1998 Plan and may be conditioned upon the attainment of specific performance goals or such other factors as the Committee may determine. The provisions attendant to a grant of restricted stock may vary from participant to participant.

          In making an award of restricted stock, the Committee will determine the purchase price and periods during which the stock is subject to forfeiture.

          During the restriction period, the employee may not sell, transfer, pledge, or assign the restricted stock. The certificate evidencing the restricted stock will remain in the possession of the Corporation until the restrictions have lapsed.

          Upon the termination of a participant's employment for any reason during the restriction period, all shares of restricted stock either will vest or be subject to forfeiture, in accordance with the terms and conditions established by the Committee at or after grant. During the restriction period, the employee will have the right to vote the restricted stock and to receive any cash dividends. At the time of the award, the Committee may require the deferral and reinvestment of any cash dividends in the form of additional shares of restricted stock. Stock dividends will be treated as additional shares of restricted stock and will be subject to the same terms and conditions as the initial grant.

          At the time of the award of the restricted stock, the Committee may provide for other awards, payable either in stock or cash, to be made to the employee so as to ensure payment of the minimum value at the time the restrictions lapse on the restricted stock, subject to such performance, future service, deferral and/or other terms and conditions as the Committee may specify.

          3. Other Stock-Based Awards. The Committee may also grant other types of awards that are valued, in whole or in part, by reference to or otherwise based on the Common Stock. These awards may be granted alone, in addition to, or in tandem with, stock options, restricted stock, and/or cash awards outside the 1998 Plan. Such awards will be made upon terms and conditions as the Committee may in its discretion provide.

     Change in Control Provisions. If there is a change in control or a potential change in control, as defined in the 1998 Plan, stock options which are not then exercisable will become fully exercisable and vested. Likewise, the restrictions applicable to the restricted stock and other stock-based awards will lapse and such shares and awards will be deemed fully vested. Stock options, restricted stock and other stock-based awards, will, unless otherwise determined by the Committee in its sole discretion, be cashed-out on the basis of the change in control price, as defined in the 1998 Plan and described below.

     The change in control price will be the highest per share price paid in any transaction reported on the Nasdaq Stock Market or paid, or offered to be paid in any bone fide transaction relating to a potential or actual change in control of the Corporation, at any time during the 60 day period immediately preceding the potential or actual change in control. A change in control occurs if (i) any person becomes a beneficial owner of the Corporation's securities having 35% or more of the combined voting power of the then outstanding securities of the Corporation, (ii) as a result of, or in connection with, any cash tender or exchange offer, merger or other business combination or similar transaction, less than a majority of the combined voting power of the then outstanding securities of the Corporation are held in the aggregate by the holders of the Corporation's securities entitled to vote generally in the election of directors immediately prior to such transaction, or (iii) during any period of two consecutive years, individuals which at the beginning of such period constitute the Board of Directors cease for any reason to constitute at least a majority thereof unless the election or nomination for election, by the Corporation's shareholders, of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of the period. A potential change in control means (i) approval by the shareholders of an agreement which, if consummated, would constitute a change in control, or (ii) the acquisition by a person of 5% or more of the total voting power of the Corporation and the adoption by the Committee of a resolution that a potential change of control has occurred.

     Amendment. The 1998 Plan may be amended by the Board of Directors, except that the Board may not, without the approval of the Corporation's shareholders, increase the maximum number of shares that may be issued under the 1998 Plan or increase the Section 162(m) Maximum, change the provisions governing ISOs, except as required or permitted under the Internal Revenue Code of 1986, as amended (the "Code"), or make any change requiring shareholder approval.

     Federal Income Tax Aspects. The following is a brief summary of the federal income tax aspects of awards made under the 1998 Plan based on the federal income tax laws in effect on the date hereof. This summary is not intended to be exhaustive, and does not describe state or local tax consequences.

          1. Incentive Stock Options. No taxable income is recognized by the participant upon the grant or exercise of an ISO. If Common Stock is issued to a participant pursuant to an exercise of an ISO, and if no disposition of the shares is made by the participant within two years of the date of grant or within one year after the transfer of the shares to the participant (a "disqualifying disposition"), then (i) upon the sale of the shares, any amount realized in excess of the option price generally will be taxed to the participant as a capital gain, and any loss sustained will be a capital loss, and (ii) no deduction will be allowed to the Corporation for federal income tax purposes. The exercise of an ISO will give rise to an item of tax preference that may result in an alternative minimum tax liability for the participant unless the participant makes a disqualifying disposition of the shares received upon exercise.

          If Common Stock acquired upon exercise of an ISO is disposed of prior to the expiration of the holding periods described above, then generally
     (i) the participant will recognize ordinary income in the year of disposition in an amount equal to the excess, if any, of the fair market value of the shares at exercise (or, if less, the amount realized on disposition of the shares) over the option price paid for such shares, and
     (ii) the Corporation will be entitled to deduct any such recognized amount. Any further gain or loss realized by a participant will be taxed as short term or long-term gain or loss, as the case may be, and will not result in any deduction by the Corporation.

          Subject to certain exceptions for disability or death, if an ISO is exercised more than three months following termination of the participant's employment, the option will generally be taxed as a non-qualified stock option.

          2. Non-Qualified Stock Options. Except as noted below, with respect to non-qualified stock options: (i) when the option is granted, no income is recognized by the participant; (ii) when the participant exercises of the option, the participant recognizes ordinary income in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares on the date of exercise and the Corporation will be entitled to a tax deduction in the same amount; and (iii) any appreciation (or depreciation) after date of exercise will be taxed either as short-term, mid-term or long-term capital gain (or loss), depending upon the length of time that the participant has held the shares. See "Restricted Stock" for the tax rules applicable where the spread value of an option is settled in an award of restricted stock.

          3. Restricted Stock. A participant receiving restricted stock generally will recognize ordinary income in the amount of the fair market value of the restricted stock at the time the stock is no longer subject to forfeiture, less the consideration paid for the stock. However, within 30 days of the grant of the stock, a participant may make an election, under
     Section 83(b) of the Code, to recognize taxable ordinary income on the date of grant equal to the excess of the fair market value of the shares of restricted stock (determined without regard to the restrictions) over the purchase price of the restricted stock. Thereafter, if the shares are forfeited, the participant will be entitled to a deduction, or loss, for tax purposes only, in an amount equal to the purchase price of the forfeited shares regardless of whether the participant has made a Section 83(b) election. With respect to the sale of shares after the forfeiture period has expired, the holding period to determine whether the participant has a long-term, mid-term or short-term capital gain or loss generally begins when the restriction period expires and the tax basis for such shares generally will be based on the fair market value of such shares on such date. If the participant makes an election under Section 83(b) of the Code, however, the holding period will commence on the date of grant, and the tax basis will be equal to the fair market value of the shares on such date (determined without regard to the restrictions). The Corporation generally will be entitled to a deduction equal to the amount that is taxable as ordinary income to the participant in the year that such income is taxable.

          Dividends paid on restricted stock generally will be treated as compensation that is taxable as ordinary income to the participant, and will be deductible by the Corporation. If, however, the participant makes a
     Section 83(b) election, the dividends will be taxable as ordinary income to the participant but will not be deductible by the Corporation.

          4. Other Stock-Based Awards. The federal income tax treatment of other stock-based awards will depend on the nature of any such award and the restrictions applicable to such award. Such an award may, depending on the conditions applicable to the award, be taxable as an option, an award of restricted stock or an award of deferred stock.

CONCLUSION AND RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors believes that it is in the best interests of the Corporation and its shareholders to amend the 1998 Plan to identify further the interests of the participants with those of the shareholders generally.

     The affirmative vote of the holders of a majority of the shares of Class A Common Stock represented (in person or by proxy) at the Annual Meeting is required to approve the Amendment to the 1998 Plan. The Board of Directors unanimously recommends a vote FOR Proposal 2.

                  SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN
                                BENEFICIAL OWNER

MANAGEMENT'S STOCK OWNERSHIP

     The following table sets forth, as of June 1, 2001, certain information regarding the beneficial ownership of Common Stock by all directors and nominees, by the Named Officers (as defined herein), and by all directors and executive officers as a group. Except as otherwise indicated, each person has sole voting and investment power over the shares of Class A Common Stock and the Class B Common Stock listed as beneficially owned by such person.

                                                  NUMBER AND NATURE OF          PERCENT OF CLASS
                                                  BENEFICIAL OWNERSHIP           OUTSTANDING(1)
                                               ---------------------------      -----------------
                    NAME                         CLASS A         CLASS B        CLASS A   CLASS B
                    ----                       ------------     ----------      -------   -------
J. Michael Blakley...........................          1500          8,372(2)
P. Lawrence Butt.............................        96,882(3)      27,358(3)     2.5%
Charles R. Clark.............................           375          7,190(4)
Stephen M. Huse..............................           874(5)      10,617(5)
Catherine A. Langham.........................             0          4,567(6)
Don E. Marsh.................................       560,829(7)     311,588(7)    14.4%      7.5%
Garnet R. Marsh..............................        84,371(8)      77,751(8)     2.2%      1.9%
William L. Marsh.............................       137,060(9)      97,742(9)     3.6%      2.3%
James K. Risk, III...........................         2,225          8,672(10)
K. Clay Smith................................         2,500(11)      8,197(11)
Frank J. Bryja...............................       105,438(12)     27,401(12)    2.7%
Douglas W. Dougherty.........................        86,284(13)     18,214(13)    2.2%
All directors and executive officers as a
  group (16 persons).........................     1,259,563(14)    602,808(14)   32.4%     14.6%

---------------

 (1) Percentages less than 1% of the outstanding shares of either class of Common Stock are not shown.
 (2) Includes options to acquire 3,750 shares of Class B Common Stock which are currently exercisable.
 (3) Includes options to acquire 30,000 shares of Class A Common Stock and 12,200 shares of Class B Common Stock, which are currently exercisable, and 496 phantom shares of Class A Common Stock.
 (4) Includes 125 shares owned by a member of immediate family and options to acquire 5,250 shares, which are currently exercisable.
 (5) Includes 93 shares of Class A Common Stock and 93 shares of Class B Common Stock owned by a corporation in which Mr. Huse has an ownership interest and options to acquire 5,250 shares of Class B Common Stock, which are currently exercisable.
 (6) Includes options to acquire 2,250 shares of Class B Common Stock, which are currently exercisable.
 (7) Includes 5,466 shares of Class A Common Stock and 5,483 shares of Class B Common Stock owned by members of immediate family, and 96,003 shares of Class A Common Stock and 80,342 shares of Class B Common Stock with respect to which Don E. Marsh is trustee or co-trustee. Also includes options to acquire 75,000 shares of Class A Common Stock and 47,750 shares of Class B Common Stock, which are currently exercisable, and 2,248 phantom shares of Class A Common Stock.
 (8) Includes 84,371 shares of Class A Common Stock and 73,251 shares of Class B Common Stock owned by two trusts of which Garnet R. Marsh is either the life tenant or income beneficiary. Don E. Marsh and William L. Marsh each has a one-third remainder interest in each of the foregoing trusts, subject to the life estate of Garnet R. Marsh, and share voting and investment powers with respect to 78,016 shares of Class A Common Stock and 59,194 shares of Class B Common Stock in one of such trusts with Garnet R. Marsh as co-trustees. William L. Marsh is a co-trustee of the other trust. Also includes options to acquire 4,500 shares of Class B Common Stock, which are currently exercisable.
 (9) Includes 1,175 shares of Class A Common Stock and 1,776 shares of Class B Common Stock owned by members of immediate family and 84,371 shares of Class A Common Stock and 73,251 shares of Class B Common Stock owned by the trusts described in Note (8) above with respect to which William L. Marsh is a co-trustee. Also includes options to acquire 20,312 shares of Class A Common Stock and 17,100 shares of Class B Common Stock, which are currently exercisable.
(10) Includes options to acquire 5,250 shares of Class B Common Stock, which are currently exercisable.
(11) Includes 1,000 shares of Class A Common Stock held as custodian and options to acquire 4,500 shares of Class B Common Stock, which are currently exercisable.
(12) Includes options to acquire 38,750 shares of Class A Common Stock and 10,600 shares of Class B Common Stock, which are currently exercisable, and 791 phantom shares of Class A Common Stock.
(13) Includes options to acquire 30,000 shares of Class A Common Stock and 7,300 shares of Class B Common Stock, which are currently exercisable, and 717 phantom shares of Class A Common Stock.
(14) Includes options to acquire 258,437 shares of Class A Common Stock and 112,250 shares of Class B Common Stock, which are currently exercisable, and 2,248 phantom shares of Class A Common Stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     To the knowledge of the Corporation, as of June 1, 2001, other than Don E. Marsh* whose security ownership is listed in the preceding table, the only other beneficial owner of more than 5% of the outstanding shares of Class A Common Stock is set forth in the following table:

                                                                              PERCENT OF
                                                                               CLASS A
NAME AND ADDRESS OF                                 AMOUNT AND NATURE OF     COMMON STOCK
BENEFICIAL OWNER                                    BENEFICIAL OWNERSHIP     OUTSTANDING
-------------------                                 --------------------     ------------
GREAT AMERICAN INSURANCE COMPANY,                    729,844 shares(1)           18.8%
  c/o American Financial Corporation
  One East Fourth Street
  Cincinnati, Ohio

---------------

 *  Mailing address is 9800 Crosspoint Boulevard, Indianapolis, Indiana
    46256-3350.
(1) As reflected in Schedule 13D, dated March 18, 1983, as amended by Amendment No. 1 thereto, dated March 23, 1983, Amendment No. 2 thereto, dated July 30, 1986, Amendment No. 3 thereto, dated November 1, 1991, Amendment No. 4 thereto, dated January 14, 1992, Amendment No. 5 thereto, dated April 12, 1995, in a Form 4, dated November 8, 1996, and in a Form 4, dated December 8, 1996, filed by American Financial Corporation and Carl H. Lindner with the Securities and Exchange Commission.

                       COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE

     The following table sets forth the annual and long-term compensation paid or distributed by the Corporation for services in all capacities for the fiscal years ended March 27, 1999, April 1, 2000 and March 31, 2001, to the Chief Executive Officer and each of the other four (4) most highly compensated executive officers of the Corporation whose compensation exceeded $100,000 (the "Named Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                             LONG-TERM
                                                                                           COMPENSATION
                                                                                      -----------------------
                                                         ANNUAL COMPENSATION                  AWARDS
                                                   --------------------------------   -----------------------
                                                                          OTHER       RESTRICTED   SECURITIES       ALL
                                                                          ANNUAL        STOCK      UNDERLYING      OTHER
                                          FISCAL   SALARY     BONUS    COMPENSATION     AWARDS      OPTIONS/    COMPENSATION
NAME AND PRINCIPAL POSITION                YEAR      ($)     ($)(A)       ($)(B)        ($)(C)      SARS(#)        (D)($)
---------------------------               ------   -------   -------   ------------   ----------   ----------   ------------
Don E. Marsh,                              2001    819,231   392,800         0               0       75,000        47,873
  Director; Chairman of the Board,         2000    764,423   303,000         0               0       75,000        50,573
  President & Chief Executive Officer      1999    688,462   150,000         0         800,000            0        46,730
Frank J. Bryja,                            2001    292,308   120,300         0               0       35,000        12,659
  President & Chief Operating              2000    280,289    79,600         0               0       35,000        13,346
  Officer, Supermarket Division            1999    259,615    50,000       988               0       12,500        12,370
Douglas W. Dougherty,                      2001    273,846   109,200         0               0       30,000        16,178
  Senior Vice President, Chief             2000    265,000    91,900         0               0       20,000        17,298
  Financial Officer & Treasurer            1999    252,308    50,000         0         120,000            0        15,450
William L. Marsh,                          2001    280,385    85,000         0               0       10,000         7,327
  Director; Senior Vice President-Property 2000    275,192    70,000         0               0        5,000         9,128
  Management                               1999    263,846    25,000         0               0        3,750         5,850
P. Lawrence Butt,                          2001    249,846    95,300         0               0       30,000        13,283
  Director; Senior Vice President,
    Counsel and Secretary                  2000    231,635    80,200         0               0       20,000        14,193
                                           1999    220,846    20,000         0         120,000            0        10,428

---------------

(a) Cash bonuses authorized by the Compensation Committee.
(b) Value of perquisites or other personal benefits, securities or property received which did not exceed the lesser of $50,000 or 10% of salary and bonus are not shown.
(c) Value at fiscal year end of 80,930, 19,970, 27,400 and 27,400 shares of Class A Common Stock on which dividends are paid for Messrs. Marsh, Bryja, Dougherty and Butt, respectively, was $1,173,485, $289,565, $397,300 and $397,300, respectively.
(d) Includes for fiscal year 2001: (i) Supplemental Long-Term Disability Plan premiums of $10,736, $2,572, $4,133, $3,483 and $1,700, respectively; (ii)
    401(k) plan contributions of $2,550, $2,870, $2,868, $0 and $2,820, respectively, (iii) group and other life insurance premiums of $24,849, $3,897, $6,299, $3,844, and $6,406, respectively; and (iv) Deferred
    Compensation Plan contributions of $9,738, $3,320, $2,878, $0, and $2,357, respectively.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

     The following table sets forth information with respect to the grants of options and SARs during the fiscal year ended March 31, 2001, to the Named Officers, together with the exercise or base price, the expiration date and the potential realizable value assuming certain rates of appreciation. No SARs were granted during the fiscal year 2001.

                            OPTION/SAR GRANTS TABLE

                                   INDIVIDUAL GRANTS
----------------------------------------------------------------------------------------   POTENTIAL REALIZABLE
                                                   PERCENT OF                                VALUE AT ASSUMED
                                                     TOTAL                                   ANNUAL RATES OF
                                     NUMBER OF      OPTIONS/                                   STOCK PRICE
                                    SECURITIES        SARS                                   APPRECIATION FOR
                                    UNDERLYING     GRANTED TO                                  OPTION TERM
                                     OPTIONS/      EMPLOYEES    EXERCISE OR                --------------------
                                       SARS        IN FISCAL    BASE PRICE    EXPIRATION        GRANT DATE
              NAME                 GRANTED(#)(1)      YEAR        ($/SH)         DATE      PRESENT VALUE($)(2)
              ----                 -------------   ----------   -----------   ----------   --------------------
Don E. Marsh.....................     75,000         22.06%        9.75        6/14/10           313,774
Frank J. Bryja...................     35,000         10.29%        9.75        6/14/10           146,428
Douglas W. Dougherty.............     30,000          8.82%        9.75        6/14/10            83,673
William L. Marsh.................     10,500          2.94%        9.75        6/14/10            31,377
P. Lawrence Butt.................     30,000          8.82%        9.75        6/14/10            83,673

---------------

(1) The options vest ratably over on the first four anniversaries of the date of grant.
(2) Black-Sholes valuation method used assuming an expected volatility of 0.259, a risk-free rate of return of 6.26%, a dividend yield of 3.911% and a term of exercise of 10 years.

OPTIONS/SAR EXERCISES AND FISCAL YEAR END VALUES TABLE

     The following table sets forth information with respect to the exercise of options and SARs during, and the unexercised options and SARs held at the end of, the fiscal year ended March 31, 2001, by the Named Officers. No SARs were granted during fiscal year 2001.

    AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END
                               OPTION/SAR VALUES

                                                                        NUMBER OF               VALUE OF UNEXERCISED
                                                                  SECURITIES UNDERLYING             IN-THE-MONEY
                                                                   UNEXERCISED OPTIONS              OPTIONS/SARS
                                        SHARES                  /SARS AT FISCAL YEAR END      AT FISCAL YEAR END ($)(A)
                                      ACQUIRED ON    VALUE     ---------------------------   ---------------------------
NAME                          CLASS    EXERCISE     REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                          -----   -----------   --------   -----------   -------------   -----------   -------------
Don E. Marsh................    A       13,300       $9,177      75,000         37,500         75,000          37,500
                                B       13,300                   29,000         75,000              0         150,000
Frank J. Bryja..............    A        2,700        1,863      38,750         23,750         27,000          12,000
                                B                                10,600         35,000              0          70,000
Douglas W. Dougherty........    A                                30,000         10,000         30,000          10,000
                                B                                 7,300         30,000              0          60,000
William L. Marsh............    A                                20,312          4,375         15,025           1,675
                                B                                17,100         10,000             75          20,000
P. Lawrence Butt............    A        3,100        2,139      30,000         10,000         30,000          10,000
                                B                                12,200         30,000            650          60,000

---------------

(a) Value of unexercised options based on fiscal year end per share price of $14.50 for Class A Common Stock and $11.75 for Class B Common Stock.

RETIREMENT PLANS

     The following table illustrates the estimated annual pension benefits under the Employees' Pension Plan of Marsh Supermarkets, Inc. and Subsidiaries (taking Social Security benefits into account, but without regard to any survivorship benefit to an eligible spouse) (the "Pension Plan") payable for a single straight life annuity upon normal retirement age at the compensation levels and years of benefit service shown, as well as the estimated benefits under the Supplemental Retirement Plans, which provide benefits inclusive of those that would otherwise be denied to participants by reason of certain Code limitations on qualified plan benefits.

                      ESTIMATED RETIREMENT BENEFITS TABLE

AVERAGE ANNUAL
 COMPENSATION             ESTIMATED ANNUAL RETIREMENT
 DURING LAST     BENEFITS AT VARIOUS YEARS OF BENEFIT SERVICE
  4 YEARS OF     ---------------------------------------------
   SERVICE         10 YEARS        20 YEARS        30 YEARS
--------------   -------------   -------------   -------------

  $  200,000       $122,999        $126,002        $130,005

     280,000        170,157         174,688         179,219

     360,000        218,157         222,688         227,219

     440,000        266,157         270,688         275,219

     520,000        314,157         318,688         325,113

     600,000        362,157         366,688         375,296

     680,000        410,157         415,288         425,478

     760,000        458,157         464,259         475,661

     840,000        506,157         513,229         525,844

     920,000        554,157         562,199         576,026

   1,000,000        602,157         611,169         624,705

   1,080,000        650,157         660,139         672,705

   1,160,000        698,157         709,109         720,705

   1,240,000        746,157         758,079         768,705

     Under the Pension Plan, monthly retirement benefits are computed on the basis of highest average monthly earnings during any 48 consecutive months of the last 120 months preceding retirement. The compensation covered by the Pension Plan includes all monthly earnings, but excludes amounts paid under the Management Incentive Plan or similar plans prior to January 1, 1985. Benefits payable under the Supplemental Retirement Plans exclude the sum of benefits payable under the Pension Plan and Social Security. Effective December 31, 1996, the accrual of benefits under the Pension Plan was curtailed and the benefit formula under the Supplemental Retirement Plans was modified with respect to any participants designated after January 1, 1997. Effective August 1, 1999, the Senior Executive Supplemental Retirement Plan was adopted which modified the benefit calculation for certain senior executives under the Supplemental Retirement Plan.

     As of June 1, 2001, Don E. Marsh, Frank J. Bryja, Douglas W. Dougherty, William L. Marsh and P. Lawrence Butt had 43, 35, 7, 37 and 23 years of benefit service, respectively. Assuming that the Named Officers continue in their present positions at their current salaries until retirement at age 65, their estimated annual pensions under the Pension Plan and the Supplemental Retirement Plans would be $740,716, $167,568, $234,073, $230,247 and $219,432,
respectively.

EMPLOYMENT AND SEVERANCE AGREEMENTS

     The Corporation has employment agreements with Don E. Marsh, William L. Marsh, Douglas W. Dougherty and P. Lawrence Butt, dated as of August 3, 1999, for terms of five years each, subject to termination or automatic extension as provided in the agreements. Under the agreements, the base annual salaries for Don E. Marsh, William L. Marsh, Douglas W. Dougherty and P. Lawrence Butt are $750,000, $270,000, $260,000 and $227,000, respectively, subject to periodic review and increase, but not decrease, by the Compensation Committee or the Board of Directors. The agreements also provide that, in the event of termination of employment for reasons other than retirement, Without Reason or Cause (as such terms are defined in the agreements), each employee shall receive a salary continuation benefit for a period of five years in an amount equal to the sum of the employee's highest base salary during the last five years and the highest cash bonus during the last 10 years, together with certain other limited employee benefits, as described in each agreement. In addition, the Corporation has a severance agreement with Frank J. Bryja, which provides that, in the event of a change in control of the Corporation and subsequent severance of employment, Mr. Bryja shall receive severance pay equal to three times the sum of his highest base salary during the 12 months immediately preceding termination and his highest annual bonus during the 36 months immediately preceding termination. The term of such agreement is for a period of three years, subject to earlier termination and automatic extension. If a change in control had occurred on March 31, 2001, and the employment of Mr. Bryja had been severed as of that date, he would have been entitled to receive severance pay in the aggregate amount of $1,237,824.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

  Compensation Philosophy

     The Compensation Committee and the Stock Award Committee of the Board of Directors (collectively, the "Committee") believe that the primary objective of the Corporation's executive compensation policies should be:

     - To attract and retain talented executives by providing compensation that is, overall, competitive with the compensation provided to executives at companies of comparable size and position in the retail or other businesses, as appropriate, while maintaining compensation within levels that are consistent with the Corporation's business plan, financial objectives and operating performance;

     - To provide appropriate incentives for executives to work toward the achievement of the Corporation's annual performance targets established in the Corporation's business plan; and

     - To align more closely the interests of executives with those of shareholders and the long-term interest of the Corporation by providing long-term incentive compensation in the form of stock options, restricted stock or other equity-based long-term incentive compensation.

     The Committee believes that the Corporation's executive compensation policies should be reviewed each year following the time when the financial results of the Corporation's prior fiscal year become available. The policies are reviewed in light of their consistency with the Corporation's financial performance, its business plan and its position within the retail industry, as well as the compensation policies of similar companies in the retail business and general industry. The compensation of individual executives is reviewed at least annually by the Committee in light of its executive compensation policies for that year.

     In reviewing the comparability of the Corporation's executive compensation policies, the Committee looks to executive compensation in general industry as well as for other companies with businesses reasonably related to the Corporation's business, but may also consider factors which are unique to the Corporation. The Committee believes that for the current year and for the foreseeable future, the companies included in retail industry and general industry are generally appropriate for comparison, particularly after taking into account differences in size and other factors. The Committee will continue to review compensation information from the performance peer group and may supplement such information with data from other organizations in the retail or general industry or the geographic area in which the Corporation operates.

     The Committee believes that, in addition to corporate performance and specific business unit performance, it is appropriate to consider, in setting and reviewing executive compensation, the personal contributions a particular individual may make to the success of the corporate enterprise. This includes quantitative measures against objectives as well as qualitative factors, such as leadership skills, planning initiatives, development and morale skills, public affairs and civic involvement. No relative weight is assigned to these qualitative factors, which are applied subjectively by the Committee.

     The Committee believes that the above philosophy furthers the shareholders' interest since a significant part of executive compensation is based on obtaining results that are beneficial to all shareholders. At the same time, the Committee believes the philosophy encourages responsible management of the Corporation in the short term. The Committee regularly reviews its philosophy so that the overall philosophy is as effective as practicable in furthering shareholders' interest. The Committee bases its review on the experience of its members, on information requested from management, and on discussions with and information compiled by independent compensation consultants.

COMPENSATION OF EXECUTIVES OTHER THAN THE CHIEF EXECUTIVE OFFICER

     The Committee believes that the compensation of executive officers (other than the Chief Executive Officer) for fiscal year 2001 should be comprised of base compensation, annual incentive compensation and long-term incentive compensation and has applied the policies described herein as set forth below.

     Base Compensation. Base compensation for executive officers of the Corporation is currently set at approximately the fiftieth to seventy-fifth percentile of the base compensation of executive officers with similar responsibilities at other selected peer group companies including those set forth in the performance graph. These compensation levels have enabled the Corporation to attract and retain talented executives while keeping compensation in line with the financial objectives of the Corporation. Accordingly, the Compensation Committee believes that the current policy concerning base compensation should be continued. In determining whether an increase in base compensation was appropriate for fiscal year 2001, the Compensation Committee reviewed the salary ranges recommended by management and consulted with the Chief Executive Officer. The Compensation Committee subjectively determined on the basis of discussions with the Chief Executive Officer and its experience in business generally and with the Corporation specifically the levels of base compensation it deemed appropriate for each executive officer after taking into consideration their respective contributions, the Corporation's overall performance and external market conditions. As a result of this analysis, increases in base salaries averaging 11.7% were awarded to executive officers (other than the Chief Executive Officer) during fiscal year 2001 reflecting the Compensation Committee's subjective judgement as to individual contributions to the success of meeting the Corporation's budgetary and other targets.

     Annual Incentive Compensation. The Committee believes that compensation should be in part directly linked to operating performance. To achieve this link with regard to short-term performance, the Committee has relied on cash bonuses. Generally, bonuses have been awarded under the Management

Incentive Plan under which cash awards equal to a percentage of a fiscal year base salary can be granted to officers and key employees based on the extent to which actual earnings of the Corporation or the relevant business unit during a fiscal year exceed the minimum earnings threshold approved by the Compensation Committee for such fiscal year. The amount of any award varies with the level of responsibility and actual earnings relative to threshold and target earnings. The Compensation Committee also has awarded periodically discretionary bonuses to officers and other employees based on recommendations from management and consultations with the Chief Executive Officer. Based on discussions with the Chief Executive Officer, the level of executive salaries as compared to the market, and the members' experience in business generally, the Committee elected to increase generally the target incentive award levels and determined subjectively the amount of each bonus after taking into consideration the employee's past and potential for future contributions to the Corporation. During fiscal year 2001, bonuses aggregating approximately $634,300 were awarded to executive officers (other than the Chief Executive Officer) under the Management Incentive Plan.

     Long-Term Incentive Compensation. The Committee believes that an integral part of the Corporation's executive compensation policies is equity-based compensation plans which encourage and create ownership of the Corporation's stock by its executives, thereby aligning executives' long-term interests with those of the shareholders. These long-term incentive programs are principally reflected in the Marsh Supermarkets, Inc. 1998 Stock Incentive Plan ("1998 Plan"). The Committee believes that significant stock ownership is a major incentive in building shareholder value and reviews awards of options and restricted stock with that goal in mind.

     The Corporation has no set policy as to when equity-based incentives should be awarded, although historically stock options have been the principal vehicle for payment of long-term incentive compensation and generally have been awarded, along with any restricted stock grants, during or near the period between the end of the fiscal year and the next succeeding annual meeting of shareholders. The Committee believes that the Corporation should make it a part of its regular executive compensation policies to grant periodic awards of equity-based incentives to executive officers and other key employees as part of the compensation package that is reviewed annually for each executive officer and key employee. This grant should be made within guidelines established at the time of the annual review. The Committee's policy is that the material terms of stock options should not be amended after grant and that the Committee should take into account the number of shares and options held by each executive officer. During fiscal year 2001, the Stock Award Committee authorized grants under the 1998 Plan to executive officers (other than the Chief Executive Officer) of 132,000 options to purchase Class B Common Stock based on their individual efforts in moving the Corporation towards its strategic goals, among other factors, in the subjective view of the Stock Award Committee.

     The Committee believes that greater reliance can be placed on long-term incentive compensation, with a view to setting the overall values of the Corporation's compensation package for executive officers at approximately the fiftieth to seventy-fifth percentile of total compensation packages for executives of selected peer group companies if the Corporation achieves the annual earnings target, with total compensation at the seventy-fifth to ninetieth percentile for above target performance. The long-term awards may be composed of stock options, restricted stock, or other stock-based awards.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     The Committee believes that the compensation package for the Chief Executive Officer is consistent with its general policies concerning executive compensation and is appropriate in light of the Corporation's financial objectives and performance. Awards of long-term incentive compensation to the Chief Executive Officer are considered concurrently with awards to other executive officers and follow the same general policies as such other long-term incentive awards.

     2001 Compensation of the Chief Executive Officer. In setting the salary and incentive compensation levels of the Chief Executive Officer for fiscal year 2001, the Committee reviewed his performance in moving the Corporation towards its desired strategic direction. Based on the subjective application of these factors, and considering the leadership skills and individual efforts of the Chief Executive Officer in guiding overall performance in light of significant past and future competitive changes, as well as recognizing his continuing active leadership role in local, state, and industry matters, the Compensation Committee increased the Chief Executive Officer's base salary by $100,000 and awarded him a cash bonus of $392,800, and the Stock Award Committee awarded the Chief Executive Officer options to purchase 75,000 shares of Class B Common Stock under the 1998 Plan.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M)

     Section 162(m) of the Code generally disallows a tax deduction to public companies for compensation paid to any executive officer in excess of $1,000,000 annually. The Committee intends for executive compensation pursuant to the Corporation's stock incentive plans generally to qualify as performance-based compensation and therefore be excluded from the deduction limit found under Internal Revenue Service regulations. Although the Committee currently anticipates that the compensation to be paid in future years to substantially all executive officers will be deductible under Section 162(m) because executive officer compensation is generally well below the limit and because the Committee intends to continue utilizing performance-based compensation, the Committee believes its primary responsibility is to provide a compensation program that will attract, retain and reward executive talent necessary to maximize returns to shareholders and that the loss of the tax deduction may be necessary in some instances to achieve this purpose.

Compensation Committee                  Stock Award Committee
----------------------                  ---------------------
Stephen M. Huse, Chairman               Stephen M. Huse, Chairman
J. Michael Blakley                      K. Clay Smith
James K. Risk, III

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The Audit Committee reviews the Corporation's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. The Corporation's independent auditors are responsible for expressing an opinion on the conformity of the Corporation's audited financial statements to generally accepted accounting principles. The Board of Directors has adopted the Audit Committee Charter, a copy of which is attached hereto as Exhibit B.

     In this context, the Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements of the Corporation. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards). In addition, the Audit Committee has received from the independent auditors the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from the Corporation and its management. The Audit Committee has considered whether the independent auditors provision of non-audit services to the Corporation is compatible with the auditor's independence.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements of the Corporation be included or incorporated by reference in the Corporation's Annual Report on Form 10-K for the year ended March 31, 2001, for filing with the Securities and Exchange Commission.

Audit Committee
Charles R. Clark, Chairman
Catherine A. Langham
K. Clay Smith

     The foregoing report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference the Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Corporation specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

                               PERFORMANCE GRAPH

                          CUMULATIVE TOTAL RETURN (1)
             MARSH SUPERMARKETS, INC., RUSSELL 2000, AND PEER GROUP

                                        MARSH SUPERMARKETS -   MARSH SUPERMARKETS -
                                                CL A                   CL B               RUSSELL 2000            PEER GROUP
                                        --------------------   --------------------       ------------            ----------
Mar-96                                         100.00                 100.00                 100.00                 100.00
Mar-97                                         111.11                 107.80                 103.56                 124.81
Mar-98                                         138.67                 140.29                 145.32                 190.59
Mar-99                                         103.08                 109.94                 120.21                 200.77
Mar-00                                         136.09                  86.64                 162.98                 241.45
Mar-01                                         139.37                 117.68                 136.21                 248.85

                          CUMULATIVE TOTAL RETURN (2)
        MARSH SUPERMARKETS, INC., RUSSELL 2000, AND NASDAQ RETAIL TRADE

                                        MARSH SUPERMARKETS -   MARSH SUPERMARKETS -                             NASDAQ RETAIL
                                                CL A                   CL B               RUSSELL 2000              TRADE
                                        --------------------   --------------------       ------------          -------------
Mar-96                                         100.00                 100.00                 100.00                 100.00
Mar-97                                         111.11                 107.80                 103.56                 100.85
Mar-98                                         138.67                 140.29                 145.32                 149.42
Mar-99                                         103.08                 109.94                 120.21                 151.02
Mar-00                                         136.09                  86.64                 162.98                 119.70
Mar-01                                         139.37                 117.68                 136.21                  84.52

(1) Assumes $100 investment on March 31, 1996 in Marsh Supermarkets, Inc. Class A Common Stock, Marsh Supermarkets, Inc. Class B Common Stock, Russell 2000, and Peer Group. Total returns are calculated on a dividends reinvested basis. Indices are weighted by market capitalization.

(2) Assumes $100 investment on March 31, 1996 in Marsh Supermarkets, Inc. Class A Common Stock, Marsh Supermarkets, Inc., Class B Common Stock, Russell 2000 and NASDAQ Retail Trade. Total returns are calculated on a dividends reinvested basis. Indices are weighted by market capitalization.
(3) Data for Marsh Supermarkets, Inc., Russell 2000, Peer Group and NASDAQ Retail Trade was provided by the Center for Research in Security Prices, University of Chicago.
(4) Peer Group comprised of the following companies:

     Bruno's Inc.*                               Quality Food Centers, Inc.***
     Casey's General Stores, Inc.                Riser Foods, Inc. (Class A)***
     Delchamps, Inc.**                           Seaway Food Town, Inc.*
     Eagle Food Centers, Inc.*                   Smith's Food and Drug Centers, Inc.***
     Foodarama Supermarkets, Inc.                Stop and Shop Companies, Inc.**
     Giant Foods, Inc.*                          Uni-Marts, Inc. (Class A)
     Hannaford Bros. Company*                    Village Supermarkets, Inc.
     Ingles Markets Inc.                         The Vons Companies, Inc.***
     The Penn Traffic Company                    Weis Markets, Inc.

  *Data unavailable after 2000
 **Data unavailable after 1999
***Data unavailable after 1998

     In 2001, the Corporation adopted the NASDAQ Retail Trade for performance group comparison. The Corporation believes the Peer Group no longer provides investors with a meaningful comparison, primarily due to consolidations among Peer Group companies.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires executive officers, directors, and persons who own more than 10% of the outstanding shares of a registered class of a corporation's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the corporation with copies of all Section 16(a) forms they file.

     Based solely on a review of the Forms 3, 4 and 5 and amendments thereto and certain written representations furnished to the Corporation, the Corporation believes its executive officers, directors and greater than 10% beneficial owners complied with all applicable filing requirements of Section 16(a) during fiscal year 2001, except for Messrs. Don E. Marsh, Bryja and Butt whose exercise of options failed to be filed timely as a result of an administrative oversight.

                              INDEPENDENT AUDITORS

     Upon recommendation of the Audit Committee, the firm of Ernst & Young LLP, which audited the Corporation's financial statements for the past fiscal year, has been appointed by the Board of Directors as the Corporation's independent auditors to audit the consolidated financial statements for the fiscal year to end March 30, 2002. A representative of Ernst & Young LLP will be present at the Annual Meeting and will have an opportunity to make a statement and respond to appropriate questions.

     Audit Fees. During the fiscal year ended March 31, 2001, the fees of Ernst & Young LLP for professional services rendered for the audit of the Corporation's annual financial statements for the fiscal year ended March 31, 2001, and for review of the financial statements included in the Corporation's quarterly reports on Form 10-Q for such fiscal year were $287,000.

     Financial Information Systems Design and Implementation Fees. During the fiscal year ended March 31, 2001, the Corporation did not incur any fees from Ernst & Young LLP for financial information system design or implementation.

     All Other Fees. The fees of Ernst & Young LLP for all other professional services rendered to the Corporation during the fiscal year ended March 31, 2001 were $688,000, including audit-related services of $157,000 and non-audit services of $531,000. Audit related services generally include fees for pension and statutory audits, business acquisitions, accounting consultations, internal audit and reviews in connection with filings with the Securities and Exchange Commission.

                             SHAREHOLDER PROPOSALS

     Shareholder proposals, intended to be included in the proxy material relating to the Annual Meeting of Shareholders to be held August 6, 2002, must be received by the Corporation not later than February 28, 2002 and must comply with Rule 14a-8 of the Securities Exchange Act of 1934, as amended. In addition, the Corporation's Bylaws establish an advance notice procedure with regard to certain matters, including shareholder proposals not included in the Corporation's proxy statement. In general, in order for any such matters to be brought before an annual meeting of shareholders, notice must be received by the Corporation not less than 60 days and not more than 90 days prior to the annual meeting date and must contain specified information concerning the matters and the shareholder proposing such matters. Such proposals should be addressed to the Corporate Secretary at the Corporation's principal executive offices.

                                 OTHER MATTERS

     The Board of Directors is not aware presently of any matters to be presented at the Annual Meeting other than the election of directors and the proposal to amend the Marsh Supermarkets, Inc. 1998 Stock Incentive Plan. If, however, other matters are properly brought before the Annual Meeting, the enclosed proxy gives discretionary authority to the persons named therein to act in accordance with their best judgment on such matters.

     By order of the Board of Directors.
                                          MARSH SUPERMARKETS, INC.

                                          By:  /s/ P. LAWRENCE BUTT
                                             -----------------------------------
                                             P. Lawrence Butt, Secretary

Indianapolis, Indiana
June 28, 2001

     A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MARCH 31, 2001, MAY BE OBTAINED WITHOUT CHARGE BY ANY SHAREHOLDER TO WHOM THIS PROXY STATEMENT IS SENT, UPON WRITTEN REQUEST TO P. LAWRENCE BUTT, SECRETARY, MARSH SUPERMARKETS, INC., 9800 CROSSPOINT BOULEVARD, INDIANAPOLIS, INDIANA 46256-3350. COPIES OF EXHIBITS TO THE FORM 10-K ALSO WILL BE AVAILABLE UPON WRITTEN REQUEST UPON PAYMENT OF CHARGES APPROXIMATING THE CORPORATION'S REASONABLE COST IN FURNISHING SUCH EXHIBITS.

                                                                       EXHIBIT A

                                   AMENDMENT
                                       TO
                           1998 STOCK INCENTIVE PLAN

     The Marsh Supermarkets, Inc. 1998 Stock Incentive Plan (the "1998 Plan") is hereby amended as follows:

     1. The Section 3 (a) of the 1998 Plan is hereby amended in its entirety to read as follows:

       (a) The aggregate number of shares of Common Stock which may be issued under the Plan shall be 1,500,000 shares. The shares of Common Stock issuable under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. No officer of the Corporation or other person whose compensation may be subject to the limitations on deductibility under Section 162(m) of the Code shall be eligible to receive awards pursuant to this Plan relating to in excess of 100,000 shares of Common Stock in any fiscal year (the "Section 162(m) Maximum").

     2. This amendment shall become effective upon its approval by the shareholders of the Corporation.

                                                                       EXHIBIT B

                                    CHARTER
                                     OF THE
                                AUDIT COMMITTEE
                                     OF THE
                               BOARD OF DIRECTORS
                                       OF
                            MARSH SUPERMARKETS, INC.

     The Audit Committee (the "Committee") is appointed by the Board of Directors (the "Board") to assist the Board in monitoring on a periodic basis the processes used by Marsh Supermarkets, Inc. (the "Company") to produce financial statements, the Company's systems of internal accounting and financial controls (the "Systems"), and the independence of the Company's independent auditors.

     In discharging its responsibilities, the Committee is empowered to investigate any matter relating to the Systems with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts or consultants for this purpose. The Committee shall make regular reports to the Board.

     The Committee shall review and reassess the adequacy of this Charter on an annual basis and submit it annually to the Board for approval.

     The Committee shall be comprised of not less than three members of the Board, and the committee's composition and experience will meet the applicable listing standards of the NASD.

     Accordingly, all of the members of the Committee will be directors:

     1. Who have no relationship to the Company that may interfere with the exercise of their independent judgment in carrying out the responsibilities of a director (unless as to one non-independent member the Board under exceptional and limited circumstances determines that membership is required by the best interests of the Company and its shareholders); and

     2. Who are financially literate (as defined in the NASD listing standard) or who become financially literate within a reasonable period of time after appointment to the Committee. In addition, at least one member of the Committee will have sufficient experience or background which results in financial sophistication (as defined in the NASD listing standard).

     The Committee's monitoring responsibility recognizes that the Company's management is responsible for preparing the Company's financial statements in accordance with generally accepted accounting principles and that the independent auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that the Company's financial management, as well as its independent auditors, have more time, knowledge and more detailed information on the Company and its financial reports than do Committee members; consequently, in carrying out its responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements and is not conducting an audit or investigation of the financial statements or determining that the Company's financial statements are true and complete or are in accordance with generally accepted accounting principles.

     The following functions shall be the common recurring activities of the Committee in carrying-out its monitoring responsibilities. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide, as it deems appropriate given the circumstances.

     - The Committee shall review with management and the independent auditors the annual audited financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-K) and review and consider with the independent auditors the matters required to be discussed by Statements of Auditing Standards ("SAS") No. 61 and No. 90.

     - As a whole, or through the Committee chair, the Committee shall review with the independent auditors the Company's interim financial results to be included in the Company's quarterly reports to be filed with Securities and Exchange Commission on Form 10-Q and the matters required to be discussed by SAS No. 61 and No. 90; this review will occur prior to the Company's filing of the Form 10-Q.

     - The Committee shall discuss with management and the independent auditors the quality and adequacy of the Company's internal controls that could significantly affect the Company's financial statements.

     - The Committee shall:

      - request from the independent auditors annually a formal written statement delineating all relationships between the independent auditors and the Company that may impact the objectivity and independence of the independent auditors, consistent with Independence Standards Board Standard Number 1;

      - discuss with the independent auditors in an active dialogue any such disclosed relationships and their impact on the independent auditors' independence; and

      - if determined appropriate by the Committee, recommend that the Board take appropriate action in response to the independent auditors' report to ensure the independent auditors' independence.

      - The Committee, subject to any action that may be taken by the Board, shall have the ultimate authority and responsibility to select (or nominate for shareholder approval), evaluate and, where appropriate, replace the independent auditors, and the independent auditors are ultimately accountable to the Board and the Committee.

                                  (MARSH LOGO)
                               SUPERMARKETS, INC.
                          YOUR VOTE IS VERY IMPORTANT
 Please sign, date, detach and return the card below in the envelope provided.

                                  DETACH CARD

                            MARSH SUPERMARKETS, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints J. Michael Blakley, Charles R. Clark and William
L. Marsh, or any one of them, as proxies, each with the power of substitution, and authorizes them to represent the undersigned, and to vote as indicated hereon all shares of Class A Common Stock of Marsh Supermarkets, Inc. held of record by the undersigned on June 1, 2001, at the Annual Meeting of Shareholders to be held August 7, 2001, and at any adjournment thereof.

1. The election of three (3) directors. NOMINEES ARE: Garnet R. Marsh, Catherine A. Langham and K. Clay Smith for terms of three years each.

   [ ] FOR all nominees listed above except those whose names are written below:
   [ ] WITHHOLD authority to vote for all nominees

------------------------------------------------------------

2. To approve the proposal to amend the Marsh Supermarkets, Inc. 1998 Stock Incentive Plan.

   [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

3. In their discretion with respect to such other business as may properly come before the meeting.

    (PLEASE DATE AND SIGN ON REVERSE SIDE AND RETURN THIS PROXY CARD IN THE
                        ACCOMPANYING ENVELOPE PROMPTLY.)

                                  DETACH CARD

 UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR AND FOR THE PROPOSAL TO AMEND THE MARSH SUPERMARKETS, INC. 1998 STOCK INCENTIVE PLAN.

 Receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, dated June 28, 2001, and the 2001 Annual Report to Shareholders is hereby acknowledged.

 Please sign exactly as your name(s) appear hereon. If shares are owned jointly, all owners should sign. If signing as attorney, executor, administrator, trustee, guardian, corporate officer or other representative capacity, please indicate your full title as such.

                                                   Dated:                 , 2001
                                                         -----------------

                                                   -----------------------------
                                                             Signature

                                                   -----------------------------
                                                             Signature

                                  (MARSH LOGO)
                               SUPERMARKETS, INC.
                          YOUR VOTE IS VERY IMPORTANT
 Please sign, date, detach and return the card below in the envelope provided.

                                  DETACH CARD

                            MARSH SUPERMARKETS, INC.

------------------                401(K) PLAN

     THIS INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby authorizes the Trustee of the Marsh Supermarkets, Inc. 401(k) Plan ("Plan") to appoint J. Michael Blakley, Charles R. Clark and William
L. Marsh, or any one of them, as attorneys-in-fact and proxies, each with the power of substitution, and authorizes such persons to represent the undersigned, and to vote as indicated hereon all shares of Class A Common Stock of Marsh Supermarkets, Inc. credited to the undersigned's account in the Plan as of June 1, 2001, at the Annual Meeting of Shareholders to be held August 7, 2001, and at any adjournment thereof.

1. The election of three (3) directors. NOMINEES ARE: Garnet R. Marsh, Catherine A. Langham and K. Clay Smith for terms of three years each.

   [ ] FOR all nominees listed above except those whose names are written below:
   [ ] WITHHOLD authority to vote for all nominees

------------------------------------------------------------

2. To approve the proposal to amend the Marsh Supermarkets, Inc. 1998 Stock Incentive Plan.

   [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

3. In their discretion with respect to such other business as may properly come before the meeting.

 (PLEASE DATE AND SIGN ON REVERSE SIDE AND RETURN THIS INSTRUCTION CARD IN THE
                        ACCOMPANYING ENVELOPE PROMPTLY.)

                                  DETACH CARD

 UNLESS OTHERWISE SPECIFIED, THIS INSTRUCTION CARD WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR AND FOR THE PROPOSAL TO AMEND THE MARSH SUPERMARKETS, INC. 1998 STOCK INCENTIVE PLAN.

 Receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, dated June 28, 2001, and the 2001 Annual Report to Shareholders is hereby acknowledged.

 Please sign exactly as your name(s) appear below.

                                                   Dated:                 , 2001
                                                         -----------------

                                                   -----------------------------
                                                             Signature

                                                   -----------------------------
                                                             Signature

                                  (MARSH LOGO)
                               SUPERMARKETS, INC.
                          YOUR VOTE IS VERY IMPORTANT
 Please sign, date, detach and return the card below in the envelope provided.

                                  DETACH CARD

                            MARSH SUPERMARKETS, INC.

------------------        MARSH EQUITY OWNERSHIP PLAN

     THIS INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby authorizes the Trustee of the Marsh Equity Ownership Plan ("Plan") to appoint J. Michael Blakley, Charles R. Clark and William L. Marsh, or any one of them, as attorneys-in-fact and proxies, each with the power of substitution, and authorizes such persons to represent the undersigned, and to vote as indicated hereon all shares of Class A Common Stock of Marsh Supermarkets, Inc. credited to the undersigned's account in the Plan as of June 1, 2001, at the Annual Meeting of Shareholders to be held August 7, 2001, and at any adjournment thereof.

1. The election of three (3) directors. NOMINEES ARE: Garnet R. Marsh, Catherine A. Langham and K. Clay Smith for terms of three years each.

   [ ] FOR all nominees listed above except those whose names are written below:
   [ ] WITHHOLD authority to vote for all nominees

------------------------------------------------------------

2. To approve the proposal to amend the Marsh Supermarkets, Inc. 1998 Stock Incentive Plan.

   [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

3. In their discretion with respect to such other business as may properly come before the meeting.

 (PLEASE DATE AND SIGN ON REVERSE SIDE AND RETURN THIS INSTRUCTION CARD IN THE
                        ACCOMPANYING ENVELOPE PROMPTLY.)

                                  DETACH CARD

 UNLESS OTHERWISE SPECIFIED, THIS INSTRUCTION CARD WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR AND FOR THE PROPOSAL TO AMEND THE MARSH SUPERMARKETS, INC. 1998 STOCK INCENTIVE PLAN.

 Receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, dated June 28, 2001, and the 2001 Annual Report to Shareholders is hereby acknowledged.

 Please sign exactly as your name(s) appear below.

                                                   Dated:                 , 2001
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                                                             Signature

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